Exhibit 99.2

UNITED STATES DISTRICT COURT

CENTRAL DISTRICT OF CALIFORNIA

IN RE MANNKIND	)	Lead Case No. 11-cv-05003-GAF-SSx
CORPORATION DERIVATIVE	)
LITIGATION	)	(Derivative Action)
This Document Relates To:	)	NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION
)
ALL ACTIONS	)
)
	)	Judge: Gary A. Feess Dept.: 740 Date Action Filed: August 12, 2011
)
)

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

LEAD CASE NO. 11-cv-05003-GAF-SSx

TO:	ALL CURRENT OWNERS OF MANNKIND CORPORATION (“MANNKIND” OR THE “COMPANY”) COMMON STOCK

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A MANNKIND SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Central District of California (the “Court”), a proposed settlement has been reached by the parties to the following shareholder derivative actions brought on behalf of MannKind: (i) In re MannKind Corporation Derivative Litigation, Lead Case No. 11-cv-05003-GAF-SSx , pending in the U.S. District Court for the Central District of California (“Federal Derivative Action”); and (ii) In re MannKind Corporation Derivative Shareholder Litigation, Lead Case No. BC454931, pending in the Superior Court of the State of California, County of Los Angeles (“State Derivative Action”) (collectively, the “Actions”).

As explained below, the Court will hold a Settlement Hearing on December 17, 2012 at 9:30 a.m., before the Honorable Gary A. Feess, at the Edward R. Roybal Federal Building and United States Courthouse, 255 East Temple Street, Los Angeles, CA 90012, to determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the settlement are set forth in the parties’ Stipulation of Settlement dated August 3, 2012 (the “Stipulation”) and summarized in this notice. If approved by the Court, the Settlement will fully resolve the Actions, including the dismissal of the Actions with prejudice. For a more detailed statement of the matters involved in the Actions, the Settlement, and the terms discussed in this notice, the Stipulation may be inspected at the Clerk of Court’s office, 255 East Temple Street, Los Angeles, CA 90012. The Stipulation is also available for viewing on the website of MannKind (http://www.investors.mannkindcorp.com),

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as well as the websites of Johnson Weaver, LLP (http://www.johnsonandweaver.com), Robbins Umeda LLP (http://www.robbinsumeda.com/notices.html), and the Grant Law Firm, PLLC (http://Grantfirm.com).

This notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Actions, but is merely to advise you of the pendency and settlement of the Actions.

There Is No Claims Procedure. This case was brought to protect the interests of MannKind and its shareholders. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	DEFINITIONS USED IN THIS NOTICE

As used in this Notice, the following terms have the meanings specified below:

1.     “Actions” means, collectively, the Federal Action and the State Action.

2.     “Court” means the U.S. District Court for the Central District of California.

3.     “Current MannKind Shareholders” means any Person who owned MannKind common stock as of the date of the execution of the Stipulation and who continue to hold their MannKind common stock as of the date of Settlement Hearing, excluding the Individual Defendants, the officers and directors of MannKind, members of their immediate families, and their legal representatives, heirs, successors, or assigns, and any entity in which Individual Defendants have or had a controlling interest.

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4.     “Defendants” means, collectively, nominal defendant MannKind, Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, Peter C. Richardson, Ronald Consiglio, Henry L. Nordhoff, David H. MacCallum, Michael Friedman, Kent Kresa, Barry E. Cohen, Diane M. Palumbo, and James S. Shannon.

5.     “Defendants’ Counsel” means Cooley LLP.

6.     “Effective Date” means the date by which the events and conditions specified in paragraph 6.1 of the Stipulation have been met and have occurred.

7.     “Federal Action” means the derivative actions that were consolidated and styled as In re MannKind Corporation Derivative Litigation, Lead Case No. 11-cv-05003-GAF-SSx (C.D. Cal.).

8.     “Federal Plaintiff” means Donald Talley.

9.     “Federal Plaintiff’s Counsel” means Johnson & Weaver, LLP.

10.   “Final” means the date upon which the last of the following shall occur with respect to the Judgment approving the Stipulation, substantially in the form of Exhibit D attached hereto: (1) the expiration of the time to file a notice of appeal from the Judgment; or (2) if an appeal has been filed, the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) if a higher court has granted further appellate review, that court has either affirmed the underlying Judgment or affirmed the court of appeal’s decision affirming the Judgment or dismissing the appeal. For purposes of this paragraph, an “appeal” shall not include any appeal that concerns only the issue of attorneys’ fees and expenses or the payment of an incentive award. Any proceeding or order, or any appeal or petition for a writ of certiorari pertaining solely to the application for attorneys’ fees, costs, or expenses, shall not in any way delay or preclude the Judgment from becoming Final.

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11. “Individual Defendants” means Alfred E. Mann, Hakan S. Edstrom, Matthew J. Pfeffer, Peter C. Richardson, Ronald Consiglio, Henry L. Nordhoff, David H. MacCallum, Michael Friedman, Kent Kresa, Barry E. Cohen, Diane M. Palumbo, and James S. Shannon.

12. “Judgment” means the Order and Final Judgment to be rendered by the Court, substantially in the form attached to the Stipulation as Exhibit D.

13. “MannKind” or the “Company” means nominal defendant MannKind Corporation, a Delaware corporation, and its affiliates, subsidiaries, predecessors, successors, and assigns.

14. “Notice” means this Notice of Proposed Settlement and of Settlement Hearing, a copy of which is also attached to the Stipulation as Exhibit C.

15. “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

16. “Plaintiffs” means collectively, Federal Plaintiff and the State Plaintiffs.

17. “Plaintiffs’ Counsel” means, collectively, any counsel who has appeared at any time for any of the Plaintiffs in the Federal Action and/or the State Action.

18. “Related Persons” means each of the Defendants and their past or present agents, officers, directors, attorneys, accountants, auditors, advisors, insurers, co-insurers, reinsurers, spouses, immediate family members, heirs, executors, personal representatives, estates, administrators, trusts, predecessors,

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successors, and assigns or other individual or entity in which any Defendant has a controlling interest, and each and all of their respective past and present officers, directors, employees, agents, affiliates, parents, subsidiaries, divisions, attorneys, accountants, auditors, advisors, insurers, co-insurers, re-insurers, heirs, executors, personal representatives, estates, administrators, trusts, predecessors, successors, and assigns.

19. “Released Claims” means any and all actions, suits, claims, debts, demands, rights, liabilities, and causes of action of every nature, including both known and Unknown Claims (as defined in paragraph 30 below), existing directly or derivatively on behalf of MannKind, by Plaintiffs or any other shareholder of MannKind that arise out of or relate to: (i) the allegations asserted in the Actions; or (ii) the Settlement, except for any claims to enforce the Settlement. The Parties recognize that the FDA may take further negative or otherwise adverse actions regarding MannKind’s NDA for AFREZZA based on the same data and results giving rise to the Actions, and the “Released Claims” shall include any such actions, suits, claims, demands, rights, liabilities, or causes of action that arise out of or relate to any such later action by the FDA to the extent such action arises out of or relates to the same claims or issues raised in the Actions. Excluded from the term “Released Claims” are all claims alleged in the Securities Class Action.

20. “Released Persons” means collectively, MannKind and each of the Individual Defendants. “Released Person” means, individually, any of the Released Persons.

21. “Releasing Parties” means Plaintiffs (both individually and derivatively on behalf of MannKind), any other MannKind shareholder on behalf of MannKind and Plaintiffs’ Counsel. “Releasing Party” means, individually, any of the Releasing Parties.

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22. “Securities Class Action” means the securities fraud class actions that were consolidated and styled as In re MannKind Corp. Securities Litigation, Lead Case No. 11-cv-00929-GAF(SSx) (C.D. Cal.).

23. “Settlement” means the settlement and compromise of the Federal Action and the State Action as provided for herein.

24. “Settlement Hearing” means the hearing or hearings at which the Court will review the adequacy, fairness, and reasonableness of the Settlement.

25. “Settling Parties” means, collectively, each and all of the Plaintiffs (on behalf of themselves and derivatively on behalf of MannKind) and Defendants. “Settling Party” means, individually, any of the Settling Parties.

26. “State Action” means the derivative actions that were consolidated and styled as In re MannKind Corp. Derivative Shareholder Litigation, Lead Case No. BC454931 (Cal. Super. Ct. – Cnty. of L.A. filed Feb. 10, 2011).

27. “State Court” means the Superior Court of the State of California, County of Los Angeles.

28. “State Plaintiffs” means C. Kent Stephens, Sunshine Wire and Cable Defined Benefit Plan Trust, and Ira Gaines.

29. “State Plaintiffs’ Counsel” means Robbins Umeda LLP, the Grant Law Firm, PLLC, and Lasky & Rifkind, Ltd.

30. “Unknown Claims” means any Released Claim(s) which Plaintiffs or Defendants do not know of or suspect to exist in his, her, or its favor at the time of the release of the Released Persons. With respect to any and all Released Claims, the Settling Parties agree that upon the Effective Date, the Settling Parties expressly waive the provisions, rights and benefits conferred by or under California Civil Code section 1542, or any other law of the United States or any

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state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to §1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The Settling Parties acknowledge that they may hereafter discover facts in addition to or different from those now known or believed to be true by them, with respect to the subject matter of the Released Claims, but it is the intention of the Settling Parties to completely, fully, finally, and forever compromise, settle, release, discharge, and extinguish any and all Released Claims, known or unknown, suspect or unsuspected, contingent or absolute, accrued or unaccrued, apparent or unapparent, which do now exist, or heretofore existed, or may hereafter exist, and without regard to the subsequent discovery of additional or different facts. The Settling Parties acknowledge that the foregoing waiver was separately bargained for and is a key element of the Stipulation of which this release is a part.

II.	THE ACTIONS

In 2011, several MannKind shareholders filed derivative lawsuits in the Court and the State Court on behalf of MannKind and against the Individual Defendants for alleged violations of state law, including breach of fiduciary duty, insider selling and misappropriation of information, violations of Section 25402 of the California Corporations Code, waste of corporate assets, and unjust enrichment. Plaintiffs did not seek recovery for the direct benefit of any MannKind shareholder.

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The Plaintiffs generally alleged, among other things, that the Individual Defendants: (i) failed to ensure that MannKind demonstrated the efficacy and safety of the AFREZZA-Dreamboat system using the methodologies required by the FDA; (ii) issued and failed to correct false and misleading statements to the effect that the FDA had approved MannKind’s flawed inhaler study methodology; and (iii) issued and failed to correct false and misleading statements concerning AFREZZA’s true prospects for FDA approval, all designed to conceal their mismanagement in jeopardizing the only product in MannKind’s drug development portfolio with near term commercial prospects. Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions.

After extensive arm’s length negotiations, the Settling Parties reached an agreement to settle the Federal and State Action on the terms and conditions set forth in the Stipulation (the “Settlement”).

III.	PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiffs believe the claims alleged in these Actions have merit. Nonetheless, Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge the expense and length of time that would be required to prosecute the Actions through trial and possible appeals. Plaintiffs and Plaintiffs’ Counsel have also taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs and Plaintiffs’ Counsel are also mindful of the inherent problems of proof and possible defenses to the claims alleged in such actions.

Plaintiffs, through Plaintiffs’ Counsel, have conducted a thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, and believe that the settlement set forth in the Stipulation is fair,

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reasonable, and adequate, confers substantial benefits upon, and is in the best interests of MannKind and its shareholders. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the settlement is in the best interests of MannKind and Current MannKind Shareholders and has agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation.

IV.	DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Actions.

Nonetheless, Defendants have concluded that further litigation of the Actions would be protracted and expensive, and that it is desirable for the Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in the Stipulation. Defendants have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. Defendants have, therefore, determined that it is desirable and beneficial that the Actions be settled in the manner and upon the terms and conditions set forth in the Stipulation.

Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

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V.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Gary A. Feess on December 17, 2012 at 9:30 a.m. at the Edward R. Roybal Federal Building and United States Courthouse, 255 East Temple Street, Los Angeles, CA 90012, to determine whether: (i) the Settlement of the Actions upon the terms and subject to the conditions set forth in the Stipulation is fair, reasonable, and adequate and should be approved by the Court; (ii) the Actions should be dismissed with prejudice; and (iii) to approve the payment of Plaintiffs’ attorneys’ fees and expenses as set forth in the Stipulation. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice.

VI.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation described above. The Stipulation has been filed with the Court and is also available for viewing on the websites of Robbins Umeda LLP at http://www.robbinsumeda.com/notices.html, Johnson & Weaver, LLP at http://www.johnsonandweaver.com, the Grant Law Firm PLLC at http://Grantfirm.com, and MannKind at http://www.investors.mannkindcorp.com. The following is only a summary of its terms.

The Parties have conducted arm’s-length negotiations over an extended period of time and have reached an agreement in good-faith to settle the Actions. As consideration for the Settlement, MannKind has agreed to adopt and/or implement certain corporate governance reforms, as discussed below.

Corporate Governance Reforms. As a result of the filing, prosecution, and settlement of the Actions, MannKind has agreed to adopt the corporate governance reforms set forth in Exhibit A to the Stipulation within thirty (30) days

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after the Judgment becomes Final, and to keep such reforms in force and effect for a period of no less than four years. MannKind and the Individual Defendants further acknowledge and agree that the corporate governance reforms would not have been implemented but for Plaintiffs’ and Plaintiffs’ Counsel’s filing and prosecution of the Actions. MannKind and the Individual Defendants also acknowledge and agree that the corporate governance reforms are significant and extensive and confer substantial benefits upon MannKind and its shareholders by, among other things, strengthening MannKind’s internal controls and helping to address the issues identified and alleged in the Actions.

VII.	DISMISSAL AND RELEASES

In connection with the Court’s approval of the Settlement, Plaintiffs will file a dismissal with prejudice of all claims asserted by Plaintiffs on behalf of MannKind and against the Individual Defendants in the Actions.

Upon the Effective Date, Plaintiffs, MannKind, and its shareholders, on behalf of themselves, their heirs, executors, administrators, insurers, predecessors, successors, and assigns, shall be deemed to have—and by operation of a final judgment in the Actions shall have—released, waived, discharged, and dismissed any and all Released Claims, and shall forever be barred and enjoined from instituting, commencing, or prosecuting any and all Released Claims against any Released Parties.

Further, upon the Effective Date, the Individual Defendants and each of the other Released Parties, on behalf of themselves, their heirs, executors, administrators, insurers, predecessors, successors, and assigns, shall be deemed to have—and by operation of a final judgment in the Actions shall have—released, waived, discharged, and dismissed any and all Defendants’ settled claims, and shall forever be barred and enjoined from instituting, commencing, or prosecuting any

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and all Defendants’ settled claims, against Plaintiffs, Plaintiffs’ Counsel, and MannKind.

VIII.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

After negotiating the substantive terms of the settlement, the Parties discussed a fair and reasonable sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses. In recognition of the substantial benefits conferred upon MannKind as a direct result of the prosecution and Settlement of the Actions, and as subject to Court approval, the Individual Defendants’ insurers shall pay $800,000 and MannKind shall deliver 225,000 shares of unrestricted MannKind common stock to Plaintiffs’ Counsel for attorneys’ fees and expenses. To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Parties believe that the sum agreed to is within the range of attorneys’ fees and expenses approved by courts under similar circumstances in litigation of this type. Neither the Individual Defendants nor MannKind’s shareholders are personally liable for the payment of any award of attorneys’ fees and expenses.

In addition, the Plaintiffs may apply to the Court for an incentive award of up to 1,000 shares of MannKind stock for each of the Plaintiffs, only to be paid upon Court approval, and to be paid from Plaintiffs’ Counsel’s stock amount in recognition of Plaintiffs’ participation and effort in the prosecution of the Actions. Neither MannKind nor any of the Individual Defendants shall be liable for any portion of any incentive award.

IX.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current MannKind Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved

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as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys’ fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, no Current MannKind Shareholder shall be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs’ Counsel, unless that shareholder has, at least fourteen (14) calendar days prior to the Settlement Hearing:

(1)    filed with the Clerk of the Court a written objection to the settlement setting forth:

(a)	the nature of the objection;

(b)	proof of current ownership of MannKind common stock, including the number of shares of MannKind common stock and the date of purchase; and

(c)	any documentation in support of such objection.

(2)    If a Current MannKind Shareholder intends to appear and requests to be heard at the Settlement Hearing, such shareholder must have, in addition to the requirements of (1) above, filed with the Clerk of the Court:

(a)	written notice of such shareholder’s intention to appear;

(b)	a statement that indicates the basis for such appearance; and

(c)	the identities of any witnesses, if any, the shareholder intends to call at the Settlement Hearing and a statement as to the subject of their testimony.

If a Current MannKind Shareholder files a written objection and/or written notice of intent to appear, such shareholder must also simultaneously serve copies of such notice, proof, statement, and documentation, together with copies of any

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other papers or briefs such shareholder files with the Court (either by hand delivery or by first class mail) upon each of the following:

The Court:

Clerk of the Court
U.S. District Court
Central District of California
255 East Temple Street
Los Angeles, CA 90012

Counsel for Plaintiffs:

ROBBINS UMEDA LLP	JOHNSON & WEAVER, LLP
Attn: Lauren G. Levi	Attn: Frank J. Johnson
600 B Street, Suite 1900	110 West “A” Street, Suite 750
San Diego, CA 92101	San Diego, CA 92101
Telephone: (619) 525-3990	Telephone: (619) 230-0063
Facsimile: (619) 255-1856
THE GRANT LAW FIRM, PLLC
Attn: Lynda J. Grant
521 Fifth Avenue, 17th Floor
New York, NY 10175
Telephone: (212)292-4441
Facsimile: (212) 292-4442

Counsel for Defendants:

COOLEY LLP
Attn: Koji Fukumura
4401 Eastgate Mall
San Diego, CA 92121
Telephone: (858) 550-6000
Facsimile: (858) 550-6420

Unless otherwise ordered by the Court, any Current MannKind Shareholder who does not make his, her, or its objection in the manner provided herein shall be

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deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, to Plaintiffs’ Counsel’s award of attorneys’ fees and expenses, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.   CONDITIONS FOR SETTLEMENT

The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (a) approval of the Settlement by MannKind’s Board of Directors, which Defendants’ Counsel represent has already been accomplished; (b) approval of the Settlement by the Court following notice to MannKind shareholders, as set forth in paragraph 3.2 of the Stipulation, and a hearing as required by Rule 23.1; (c) entry of the Judgment, in all material respects in the form set forth as Exhibit D annexed to the Stipulation, approving the Settlement and dismissing with prejudice the Federal Action, without awarding costs to any party, except as provided herein; (d) the payment of the Stock Amount and Fee and Expense Amount in accordance with paragraph 4 of the Stipulation; and (e) the passing of the date upon which the Judgment becomes Final. If, for any reason, any one of the conditions described in the Stipulation is not met and the entry of the Judgment does not occur, the Stipulation might be terminated and, if terminated, will become null and void; and the Parties to the Stipulation will be restored to their respective positions as of July 2, 2012..

XI.   EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which may be viewed on the website of Robbins Umeda LLP at http://www.robbinsumeda.com/notices.html, Johnson & Weaver, LLP at

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http://www.johnsonandweaver.com, the Grant Law Firm PLLC at http://Grantfirm.com, and MannKind at http://www.investors.mannkindcorp.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court, Central District of California, 255 East Temple Street, Los Angeles, CA 90012. Or you can call Robbins Umeda LLP, 600 B Street, Suite 1900, San Diego, California 92101, Telephone: (619) 525-3990, for additional information concerning the settlement.

PLEASE DO NOT TELEPHONE THE COURT OR

MANNKIND REGARDING THIS NOTICE.

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